UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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IDEAEDGE, INC.
(Name of Registrant as Specified In Its Charter)

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IdeaEdge, Inc.

6440 Lusk Blvd., Suite 200

San Diego, CA 92121

Notice of Annual Meeting

November 12, 2008

To Our Shareholders:

We are pleased to invite you to attend the 2008 Annual Meeting of Shareholders of IdeaEdge, Inc. to be held on December 19, 2008 at our corporate headquarters at 6440 Lusk Blvd., San Diego, CA 92121, beginning at 10 a.m., local time.

Enclosed are the Notice of Annual Meeting of Shareholders and the Proxy Statement describing the business that will be acted upon at the Annual Meeting. Please vote on the business to come before the meeting, as it is important that your shares are represented. Instructions on the proxy form explain how you may vote by returning your proxy by mail. If you decide to attend the meeting, you may, of course, revoke your proxy and cast your vote personally.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ James Collas

James Collas

Chief Executive Officer

San Diego, California

IDEAEDGE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on December 19, 2008

TO THE SHAREHOLDERS OF IDEAEDGE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of IdeaEdge, Inc., a Colorado corporation (the “Company”), will be held at 6440 Lusk Blvd., Suite 200, San Diego, CA 92121 on December 19, 2008 at 10 a.m., local time, for the purposes of considering and acting upon the following proposals:

1.

To elect three individuals to our Board of Directors to hold the office during the ensuing year or until their respective successors are elected and qualified;

2.

To approve amendments to the Company’s 2007 Stock Option Plan (the “Plan”) to increase the number of authorized shares of stock issuable under the Plan;

3.

To approve an amendment to our Amended and Restated Articles of Incorporation and bylaws to change our corporate name from IdeaEdge, Inc. to Socialwise, Inc.;

4.

To approve an amendment to our Amended and Restated Articles of Incorporation and bylaws to provide that cumulative voting shall not be allowed in the election of directors; and

5.

To ratify our selection of BDO Seidman, LLP as the auditors for our Company for the year ended September 30, 2008.

The Company’s Board of Directors has fixed the close of business on October 30, 2008 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, you are urged to fill in the enclosed proxy and to sign and forward it in the enclosed business reply envelope.  Any shareholder who signs and sends in a proxy may revoke it by executing a new proxy with a later date, by written notice of revocation to the Secretary of our Company at any time before it is voted, or by attending the meeting and voting in person.

You are not entitled to any rights of appraisal or dissenters rights with respect to the matters to be acted upon under the Colorado Business Corporation Act.

By Order of the Board of Directors

/s/ James P. Collas
James P. Collas
Chairman of the Board of Directors
San Diego, California
November 12, 2008

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF THE SHAREHOLDERS

To be held December 19, 2008

ABOUT THE ANNUAL MEETING

Q:

What is the purpose of the Annual Meeting?

A:

At the Annual Meeting, shareholders will:

1.

Elect three directors to our Board of Directors to hold the office during the ensuing year or until their respective successors are elected and qualified;

2.

Approve amendments to the Company’s 2007 Stock Option Plan (the “Plan”) to increase the number of authorized shares of stock issuable under the Plan;

3.

Approve an amendment to our Amended and Restated Articles of Incorporation to change our corporate name from IdeaEdge, Inc. to Socialwise, Inc.;

4.

To approve an amendment to our Amended and Restated Articles of Incorporation and bylaws to provide that cumulative voting shall not be allowed in the election of directors; and

5.

Ratify our selection of BDO Seidman, LLP as the auditors for our Company for the year ended September 30, 2008.

Q:

Who is entitled to vote at the Annual Meeting?

A:

Only shareholders of record at the close of business on October 30, 2008, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

Q:

What are the voting rights of the holders of common stock?

A:

Each outstanding share of our common stock will be entitled to one vote on each matter considered at the Annual Meeting.

Q:

Is cumulative voting permitted for the election of directors?

A:

Under the Colorado Business Corporation Act, shareholders have the right to cumulative voting for the election of directors unless prohibited in the articles of incorporation.  The Company’s Amended and Restated Articles of Incorporation do not currently prohibit cumulative voting.  Under the Colorado Business Corporation Act, shareholders have the right to cumulate votes by giving notice to the Company not less than 48 hours before the time set for the annual meeting of the shareholder's intent to cumulate votes during the meeting. Further, the Company’s bylaws provide that no shareholder shall be entitled to cumulative votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting.  If one shareholder gives such notice, all other shareholders shall be entitled to cumulate their votes at the annual meeting without giving further notice.  If, before the annual meeting, the Company receives such notice from a shareholder, then the Company may take such actions as it may deem appropriate to provide notice to all of the shareholders that that cumulative voting is authorized at the meeting; and, in any event, the Company shall cause an announcement to be made at the meeting, before the taking of any vote with respect to the election of directors, that cumulative voting is authorized at the annual meeting.

Company shareholders may cumulate votes for the election of directors by multiplying the number of votes the shareholder is entitled to cast by the number of directors for whom the shareholder is entitled to vote and casting the product for a single candidate or distributing the product among two or more of the three candidates. For example, if you own 100 shares of stock and there are three directors to be elected at the annual meeting, you may allocate 300 "FOR" votes (three times 100) among as few or as many of the three nominees to be voted on at the annual meeting as you choose. You may not cumulate your votes against a nominee.

If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card or, if you vote in person at the annual meeting, submit a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee.

If you vote by proxy card or voting instruction card and sign your card with no further instructions, James P. Collas and Chris A. Nicolaidis, as proxy holders, may cumulate and cast your votes equally in favor of the election all of the three nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.  The only circumstance in which James P. Collas and Chris A. Nicolaidis, as proxy holders, may exercise their discretionary authority to cumulate votes is if you vote by proxy card or voting instruction card and sign your card with no further instructions. Cumulative voting applies only to the election of directors.  For all other matters, each share of common stock outstanding as of the record date for the annual meeting is entitled to one vote.

Q:

How is a quorum determined?

A:

A:

Holders of a majority of the outstanding shares of common stock entitled to vote must be present, in person or by proxy, at the Annual Meeting to achieve the required quorum for the transaction of business. As of the record date, 39,766,580 shares of common stock, and 3,636,364 shares of common stock underlying our preferred stock on an as-converted basis, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least 21,701,473 votes will be required to establish a quorum.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector will separately count affirmative and negative votes, abstentions and broker non-votes. Proxies that are received but marked as abstentions (or refusals to vote) and broker non-votes (votes from shares held of record in "street name" as to which the beneficial owners have not provided voting instructions) will be included in the calculation of the number of votes considered to be present at the Annual Meeting. If a quorum is not achieved, holders of the votes present, in person or by proxy, may adjourn the Annual Meeting to another date.

Q:

How do I vote?

A:

If you complete and sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

Q:

Can I revoke my proxy later?

A:

Yes. You have the right to revoke your proxy at any time before the Annual Meeting by:

1.

Filing a written notice of revocation with our Corporate Secretary at our principal office (6440 Lusk Blvd., Suite 200, San Diego, CA 92121;

2.

Filing a properly executed proxy showing a later date with our Corporate Secretary at our principal office (see address immediately above); or

3.

Attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke the proxy), although if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Q:

How does the Board recommend I vote on each of the proposals?

A:

Our Board recommends a vote FOR each of the four proposals to be voted upon and a vote FOR each of the Directors nominated to serve on our Board of Directors.

Q:

What is required to approve each proposal?

A:

Once a quorum has been established, each Director and each proposal must be approved by affirmative vote of the holders of a majority of the shares present or represented by proxy in order to be approved.

Q:

Will my broker be able to vote my shares for me?

A:

Brokers holding shares for beneficial owners (typically referred to as being held in “street name”) must vote their shares according to the specific instructions they receive from the owners, and if no instructions are received, they may vote these shares at their discretion, except if they are precluded from exercising their voting discretion on certain proposals pursuant to applicable rules. In such a case, the broker may not vote on the proposal absent specific voting instructions. This results in what is known as a "broker non vote."  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the uncontested election of directors (Proposal 1) and the ratification of auditors (Proposal 5). Non-routine matters include amendments to stock plans (Proposal 2) and most amendments to the articles of incorporation (Proposal 3 and 4).  Non-routine matters include amendments to stock plans (Proposal 2), and most amendments to the articles of incorporation (Proposal 3 and 4), although we recommend you check with your broker as to which amendments to articles of incorporation they consider non-routine if you have any concerns as to how they may vote.

Q:

What happens if I abstain from voting or my broker submits a non-vote?

A:

We will count proxies marked "abstain" as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of the proposal, the shares represented by these proxies will not be treated as affirmative votes. In other words, abstentions are treated as votes cast against the proposal.  While broker non-votes are similarly counted as shares present for the purpose of determining the presence of a quorum, the shares represented by these proxies are generally not counted for any purpose in determining whether a proposal has been approved.

Q:

How will my shares be voted if I return a blank proxy card?

A:

If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR each of the Directors and each of the five proposals.

Q:

Am I entitled to exercise any appraisal rights with regard to either of the proposals?

A:

Under Colorado Business Corporations Act, shareholders of the Company do not have appraisal rights in connection with the proposals upon which a vote is scheduled to be taken at the Annual Meeting.

Q:

How will voting on any other business be conducted?

A:

Although we do not know of any business to be conducted at the Annual Meeting, or any adjournments thereof, other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, or any adjournments thereof, your signed proxy card gives authority to the proxy holders, James P. Collas and Chris A. Nicolaidis, to vote on those matters at their discretion.

Q:

Who will bear the costs of this solicitation?

A:

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

Q:

How can I find out the results of the voting at the Annual Meeting?

A:

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our next quarterly or annual report.

Q:

When are shareholder proposals due for next year’s annual meeting?

A:

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2009 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is July 15, 2009.

ADDITIONAL INFORMATION

ANNUAL REPORT AND AVAILABLE INFORMATION

A copy of our latest quarterly and annual reports, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to our Corporate Secretary at our principal office (6440 Lusk Blvd., Suite 200, San Diego, CA 92121). Copies also may also be obtained through the SEC’s Web site at www.sec.gov.

The terms "IdeaEdge," the "Company," "we," "us," or "our" refer to IdeaEdge, Inc., a Colorado corporation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Three Directors of our Company have been nominated for election to the Board of Directors at the Annual Meeting: James P. Collas, Chris A. Nicolaidis and Mark L. Sandson. Messrs. Collas, Nicolaidis and Sandson are currently the members of our Company's Board of Directors. If elected, they will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Under our Bylaws, the number of directors is established by resolution of the Board of Directors. The Board of Directors has fixed the current number of authorized directors at three.

The directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the Annual Meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable or will decline to serve if elected.

The following sets forth certain information regarding our executive officers, directors and proposed directors as of October 9, 2008, the date of this proxy statement:

James Collas, Chief Executive Officer, President, and a Director of the Company. From April 2007 until the present, Mr. Collas has been the Chief Executive Officer, President and a Director of the Company’s subsidiary, Socialwise, Inc., a California corporation, as well as our Company’s Chief Executive Officer, President and a Director since October 2007. From September 2005 through March 2007, Mr. Collas was President, CEO and a Director of DVD Movie Update, Inc. From November 2002 through August 2005, Mr. Collas was an executive consultant in San Diego specializing in early stage ventures in the technology and internet space. From January 2000 through October 2002, Mr. Collas was a Founder and Managing Partner of IdeaEdge Ventures LLC, a San Diego based an internet venture incubator. From September 1998 through September 1999, Mr. Collas was President of Amiga, Inc., which was a subsidiary of Gateway, Inc. From June 1992 through August 1998, Mr. Collas was Chief Technology Officer and Senior Vice President of Product Development at Gateway, Inc., a computer manufacturer and retailer.

Chris Nicolaidis, Vice President of Business Development, Corporate Secretary and a Director of the Company. From April 2007 through the present, Mr. Nicolaidis has been Vice President of Business Development, Corporate Secretary and a director of the Company’s subsidiary, Socialwise, Inc., a California corporation, and served in similar capacities for our Company since October 2007. From December 2005 to March 2006, he co-founded and was Vice President of DVD Movie Update, Inc.  From January 2003 to May 2004, he served as the Director of Business Development and Business Manager of the UCSD Center for Molecular Imaging. From July 1998 until December 2002, Mr. Nicolaidis co-founded and was a director of Benefit Management Systems of California, Inc. (BMSCA), a San Diego based employee benefits firm.

Mark Sandson, Director of the Company.  Mr. Sandson was appointed to the Board of Directors on September 24, 2008.  Since May 2001, Mr. Sandson is the Managing Director of Core Capital Group, a consulting firm that provides merger and acquisition and strategic advisory services.  From October 1999 to April 2001, Mr. Sandson was a Vice President with CompuCom Systems, Inc., an information technology products and services company.  From August 1990 to September 1999, Mr. Sandson served as a consultant to the information technology and defense systems industries.

VOTE REQUIRED AND RECOMMENDATION

In the election of the Board of Directors, shareholders have the right to vote the number of shares owned by them for each of the three nominees. Alternatively, if any shareholder has given notice prior to the annual meeting of the shareholders' intention to cumulate the shareholder's votes as described above, all shareholders may cumulate their votes and give three votes to one nominee for each share owned, or they may distribute their votes among as many nominees as they choose.  Directors are elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.  Withheld votes have the effect of votes against the election of directors, since there are fewer votes for election.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES WHICH IS PROPOSAL 1 ON THE PROXY

*  *  *

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nomination of Directors

We do not have a standing nominating committee. We are currently seeking additional independent directors and intend to establish committees of the Board once the additional directors have been appointed. The Board of Directors, acting as a nominating committee, does not have a policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by shareholders. Shareholders wishing to recommend a candidate for membership on the Board of Directors for the next fiscal year should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Information Statement in the section titled "Shareholders’ Proposals".

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

•

Minimum, relevant employment experience;

•

Familiarity with generally accepted accounting principles and the preparation of financial statements;

•

Post secondary education or professional license;

•

Previous experience as a Board member of an operating company; and

•

The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for Director must agree to abide by our Code of Ethics, discussed in greater detail below.

Our goal is to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. Our Board of Directors does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders. To date, we have not paid any third parties to assist us in this process.

Each nominee to our Board of Directors expressed a willingness to serve during the 2008 fiscal year and, based on a review of their qualifications, was deemed to be a suitable candidate for nomination.

Code of Ethics

The Company has adopted a Code of Business Ethics and Conduct (the "Ethics Code") that applies to the every officer of and director to the Company. The Ethics Code is attached an exhibit to our Form 10-KSB filed with the Commission on January 11, 2008. The Code is also available free of charge upon request to the Company at 6440 Lusk Blvd., Suite 200, San Diego, California 92121, Attn: Chris Nicolaidis.

Legal Proceedings

The Company is not currently a party to any pending legal proceeding. Management is not aware of any threatened litigation, claims or assessments.

Attendance at Board Meetings during Fiscal Year.

Messrs. Collas, Nicolaidis and Sandson, as members of the Board of Directors, attended all of its meetings during fiscal year 2008 during which time they were Directors.

Audit Committee and Financial Report

Our Company does not currently have an audit committee, audit committee charter or “audit committee financial expert.” We are searching for a candidate for election to the Board of Directors who will qualify as such an “audit committee financial expert,” but as of the date of this report, our Company does not have such a Director.

Audit Fees

In connection with the audit of the 2008 financial statements, on October 8, 2008 our Company entered into an engagement agreement with BDO Seidman, LLP which set forth the terms by which BDO Seidman, LLP has performed audit services for the Company. Through August 27, 2008, our Company’s independent registered public accounting firm was Cordovano and Honeck LLP.

The fees by BDO Seidman, LLP for the audit of the registrant’s financial statements for the year ended September 30, 2008 is $34,000.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant Cordovano and Honeck LLP for the audit of the registrant's annual financial statements and review of financial statements included in the registrant's Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending September 30, 2008 and 2007 were $12,640 and $15,464, respectively.

Audit-Related Fees, Tax Fees, All Other Fees

There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported above.

Audit Committee Pre-Approval Policies

At such time as an audit committee is established by the Company, the Company intends to adopt pre-approval policies and procedures for payments to its principal accountant. The Board of Directors has approved all of the fees paid and identified herein to the Company’s principal accountant.

Compensation Committee

The Company does not currently have a compensation committee.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Section 16(a)-3e of the Exchange Act, our Company noted no delinquencies for the fiscal year ending September 30, 2007 or through the date of this Proxy Statement.

Stockholder Communications with the Board of Directors

The Board of Directors has not established a formal process for shareholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company’s address or in care of the address shown in the table of beneficial ownership on this page. If a communication is sent to the Company’s address, the Company will forward any such communication to the relevant member of the Board of Directors.

*  *  *

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE IDEAEDGE, INC. 2007 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN

On October 12, 2007, our Company's shareholders approved the adoption of the IdeaEdge, Inc. 2007 Stock Option Plan (the "Plan").  On May 22, 2008, our Company’s Board of Directors authorized an amendment to the Plan to increase the total shares eligible for issuance under the Plan to 3,500,000.  The Company is seeking shareholder approval of the May 22, 2008 amendment.

 Shareholder approval of the Plan amendments is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as described below, (ii) for the Plan amendment to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, and (iii) to comply with the incentive stock option rules under Section 422 of the Code.

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan.  A copy of the Plan was included as an exhibit to our Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 21, 2007.

Description of the Plan

Purpose. The purpose of the Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

Shareholder Approval of the Plan. The Board of Directors adopted the Plan on September 6, 2007 and received shareholder approval of the plan on October 12, 2007.  The Company is seeking shareholder approval of the Plan amendment at the Company’s upcoming annual shareholders meeting.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an "Affiliate", as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) are eligible to receive stock awards under the Plan.

Number of Shares of Common Stock Available Under the Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the Plan and amendments shall not exceed in the aggregate 3,500,000 shares common stock of the Company.   If any stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

Administration of the Plan. The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a committee or committees of one or more members of the Board of Directors. If administration is delegated to a committee, the committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the committee at any time and re-vest the administration of the Plan in the Board of Directors.

In the event the Board of Directors in its discretion establishes a committee, the committee will consist solely of two or more "outside directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3. Within the scope of such authority, the Board of Directors may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Change in Control. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

Amendment to the Plan and Awards. The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

Termination and Suspension of the Plan. The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the September 6, 2017. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Types of Awards

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the exercise price of options granted under the Plan, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each nonstatutory stock option granted under the Plan shall not be less than 85% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by the Board of Directors at the time of grant.

Stock Bonus Awards other than Options. The committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

Federal Income Tax Consequences of Awards

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the Plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Plan Amendment Benefits

The table below sets forth the benefits and amount of options that have been granted to the individuals named below under the Plan Amendments:

2007 Equity Incentive Plan, as Amended

Name and Position	Dollar Value ($)[1]	Number of Options
Jonathan Shultz, CFO	$465,932	3,000,000
Executive Group	$465,932	3,000,000

1

Amount calculated as the value of the vested options as of September 30, 2008, as determined under the Black-Scholes-Merton method on the dates of grant of November 13, 2007 (1,140,000 options) and May 22, 2008 (1,860,000 options).

VOTE REQUIRED AND RECOMMENDATION

Approval of the Plan amendments requires the affirmative vote of the holders of a majority of the shares of our Company's common stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PLAN AMENDMENTS WHICH IS PROPOSAL 2 ON THE PROXY

*  *  *

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR CORPORATION FROM IDEAEDGE, INC. TO SOCIALWISE, INC.

On September 24, 2008, our Company's Board of Directors approved changing our Company’s name from IdeaEdge, Inc. to Socialwise, Inc.  The change in our corporate name is being proposed in order to better reflect our future expected business strategy and the markets that we intend to pursue.  In accordance with the Colorado Business Corporations Act, we are required to receive the approval of the holders of our Company’s common stock representing a majority of our shares of common stock outstanding in order to amend our Amended and Restated Articles of Incorporation to make the change of our Company’s name effective.

VOTE REQUIRED AND RECOMMENDATION

Approval of the changes to our Company’s name to “Socialwise, Inc.” requires the affirmative vote of the holders of a majority of the shares of our Company's common stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF CHANGE OF THE NAME OF OUR CORPORATION TO SOCIALWISE, INC. WHICH IS PROPOSAL 3 ON THE PROXY

*  *  *

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS TO PROVIDE THAT CUMULATIVE VOTING SHALL NOT BE ALLOWED IN THE ELECTION OF DIRECTORS

On September 24, 2008, our Company's Board of Directors approved amending our Amended and Restated Articles of Incorporation and bylaws to provide that cumulative voting shall not be allowed in the election of directors.

The Board believes the Company should provide shareholders with one vote per share for each Board seat like most major corporations. The Board believes this method assures that each director is accountable to all stockholders and reduces the risk of factionalism on the Board.  The Board believes that cumulative voting is not in the best interests of stockholders as a whole. Cumulative voting can impair the effective functioning of the Board by permitting the “stacking” of votes behind potentially partisan directors, resulting in the election of directors obligated to represent the special interests of a small group of stockholders rather than all stockholders. This could foster a divided Board and undermine the Board’s ability to effectively work together. Because each director oversees the management of the Company for the benefit of all stockholders, the Board believes that cumulative voting does not best serve the interest of stockholders as a whole.  Cumulative voting also allows stockholders a voice in director elections that is disproportionate to their economic investment in the Company. The Board believes that each stockholder should be entitled to affect the outcome of elections in a manner proportionate to his or her ownership.  In addition, the Board believes that cumulative voting is unnecessary because the Company has strong governance provisions and practices in place and is responsive to stockholder concerns.

Proponents of cumulative voting assert that cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board.  A possible negative impact on Company shareholders if they no longer have the right to cumulative voting is that minority shareholders will not have a voice in the Company and will have a smaller chance for representation on the Company’s board of directors.  Without a voice in the Company and representation on the Company’s Board of Directors, the interests and concerns of minority shareholders may be overlooked by Company management.  Proponents of cumulative voting also assert that the elimination of cumulative voting may be considered to be an “anti-takeover” measure by

Company management in that it reduces the likelihood for an outside party to obtain representation on the board to force changes or an acquisition of the Company which may be beneficial to Company shareholders, which be another possible negative impact on Company shareholders if they no longer have the right to cumulative voting.

In the event this proposal is adopted at the upcoming Annual Meeting, the elimination of cumulative voting shall become effective at the next annual meeting of the Company.  Cumulative voting for directors is allowed at the upcoming Annual Meeting.

VOTE REQUIRED AND RECOMMENDATION

Approval of the amendment our Company’s Amended and Restated Articles of Incorporation to provide that cumulative voting shall not be allowed in the election of directors requires the affirmative vote of the holders of a majority of the shares of our Company's common stock that are present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS TO PROVIDE THAT CUMULATIVE VOTING SHALL NOT BE ALLOWED IN THE ELECTION OF DIRECTORS WHICH IS PROPOSAL 4 ON THE PROXY.

*  *  *

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Company has selected BDO Seidman, LLP as our independent auditors for the year ending September 30, 2008 and has directed that management submit the selection of independent auditors to the shareholders for ratification at the Annual Meeting. BDO Seidman LLP is new to our Company.

Previously, our independent auditors were Cordovano and Honeck LLP.  Cordovano and Honeck LLP resigned as our independent auditors on August 27, 2008.  During our Company’s two most recent fiscal years and the subsequent interim period up to the resignation of Cordovano and Honeck LLP, there have not been any disagreements between our Company and Cordovano and Honeck LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Cordovano and Honeck LLP would have caused Cordovano and Honeck LLP to make reference thereto in its reports on our Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

Shareholders are not required to ratify the selection of BDO Seidman LLP as our independent auditors. However, we are submitting the selection of BDO Seidman LLP to the shareholders for ratification as a matter of good corporate practice. If you fail to ratify the selection, the Board of Directors will reconsider whether or not to retain BDO Seidman LLP. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders.

No representatives of Cordovano and Honeck LLP or BDO Seidman LLP are expected to be at the upcoming annual shareholders meeting, to make a statement at such meeting, or be available at such meeting to respond to questions.

The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the Annual Meeting will be required to ratify the selection of BDO Seidman LLP.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE INDEPENDENT AUDITORS WHICH IS PROPOSAL 5 ON THE PROXY

*  *  *

CHANGE OF CONTROL TRANSACTION

On October 16, 2007, the Company completed a share exchange (the “Share Exchange”) under the Share Exchange Agreement dated September 6, 2007 (the “Share Exchange Agreement”) by and among the Company, the former Chief Executive Officer and largest shareholder of the Company, Socialwise, Inc. (then, IdeaEdge, Inc., a California corporation), and certain shareholders of Socialwise, Inc.  Pursuant to the terms of the Share Exchange Agreement, the Company issued 21,859,998 shares of our Company’s common stock to the Socialwise, Inc. shareholders and note holders in exchange for their Socialwise, Inc. shares and promissory notes.  As a result of the share exchange, the shareholders of the Company which existed prior to the Share Exchange owned approximately 31% of the outstanding common stock of the Company, and the former Socialwise, Inc. shareholders and note holders owned approximately 69% of the outstanding common stock of the Company, which resulted in a change of control of the Company.  Additionally, upon the closing and as a condition of the Share Exchange Agreement, the former management of the Company resigned, and the Company’s shareholders elected two new directors, James Collas and Chris Nicolaidis.  This summary is qualified in its entirety by reference to the complete text of the Share Exchange Agreement.  A copy of the Share Exchange Agreement was included as an exhibit to our Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 21, 2007.

MANAGEMENT

Our directors are elected by our stockholders to a term of one year and to serve until his or her successor is duly elected and qualified, or until his death, resignation or removal. Each of our officers is appointed by our board of directors to a term of one year and serves until his successor is duly elected and qualified, or until his death, resignation or removal from office.

Our bylaws provide that the number of directors which shall constitute our whole board of directors shall not be less than one or more than five.  The number of directors is determined by resolution of our board of directors or by our stockholders at our annual meeting.  The board of directors has currently set the number of directors at three.  Our current board of directors consists of two directors which were elected to serve on our board of directors on October 16, 2007.

The following table sets forth certain information regarding our executive officers and directors as of the date of this proxy:

Name

Age

Position

James Collas

47

Chief Executive Officer and a director of the Company

Chris Nicolaidis

47

Vice President of Business Development, Corporate Secretary and a director of the Company

Jonathan Shultz

48

Chief Financial Officer and Treasurer

Mark Sandson

68

Director

Mr. Collas has been the Chief Executive Officer and a director of our Company since October 16, 2007.  Mr. Collas has been the Chief Executive Officer, President and a director of our Company’s subsidiary, Socialwise, Inc., a California corporation from April 2006 until the present.  From October 16, 2007 to November 13, 2007, Mr. Collas was also the Chief Financial Officer and Treasurer of our Company, and from April 2006 until November 13, 2007, he was the Chief Financial Officer and Treasurer of Socialwise, Inc..  From September 2005 through March 2007, Mr. Collas was President, CEO and a director of DVD Movie Update, Inc., a DVD movie retailer which used the gift card retail channel to sell DVD movies.  From November 2002 through August 2006, Mr. Collas was an executive consultant in San Diego specializing in early stage ventures in the technology and Internet space.  From January 2000 through October 2002, Mr. Collas was a Founder and Managing Partner of IdeaEdge Ventures LLC, a San Diego based an internet venture incubator.  From September 1998 through September 1999, Mr. Collas was President of Amiga, Inc., which was a subsidiary of Gateway, Inc. focused on the convergence computer market.  From June 1992 through August 1998, Mr. Collas was CTO and Senior Vice President of Product Development at Gateway, Inc., a leading computer manufacturer and retailer.

Mr. Nicolaidis has been the Vice President of Business Development, Corporate Secretary and a director of the Company since October 16, 2007.  From April 2006 until the present, Mr. Nicolaidis has been Vice President of Business Development, Corporate Secretary and a director of the Company’s subsidiary, Socialwise, Inc.  From December 2005 to March 2006, he co-founded and was Vice President of DVD Movie Update, Inc., a DVD movie retailer which used the gift card retail channel to sell DVD movies.  From January 2003 to May 2004, he served as the Director of Business Development and Business Manager of the UCSD Center for Molecular Imaging, an entity owned by Molecular Imaging Corporation, a publicly traded healthcare company, and the University of California San Diego Healthcare System.  From July 1998 until December 2002, Mr. Nicolaidis co-founded and was a director of Benefit Management Systems of California, Inc. (“BMSCA”).

Mr. Shultz has been the Chief Financial Officer and Treasurer of the Company since November 13, 2007.  From June 2007 to November 2007, Mr. Shultz worked in the audit and attest practice of Squar, Milner, Peterson, Miranda and Williamson, LLP.  From November 2006 to June 2007, Mr. Shultz worked as a financial consultant or interim Chief Financial Officer for several San Diego area public and private companies.  From October 2004 to November 2006, Mr. Shultz was the Chief Financial Officer for Neology, Inc., located in Poway, California, which manufactured and deployed radio frequency identification solutions.  From August 2002 to December 2004, Mr. Shultz was the Vice President and Chief Financial Officer for Behavioral Medical Research in San Diego, California, a firm conducting pharmaceutical research.

 Mr. Sandson was appointed to the Board of Directors on September 24, 2008.  Since May 2001, Mr. Sandson has been the Managing Director of Core Capital Group, a consulting firm that provides merger and acquisition and strategic advisory services.  From October 1999 to April 2001, Mr. Sandson was a Vice President with CompuCom Systems, Inc., an information technology products and services company.  From August 1990 to September 1999, Mr. Sandson served as a consultant to the information technology and defense systems industries.

There are no family relationships among members of our management or our Board of Directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Objectives and Philosophy

Our Company’s Management’s objectives are to attract and retain highly competent executives and to compensate them based upon a pay-for-performance mentality.  Our current plan relies on informal goals and objectives agreed upon among the small existing executive group.  However, in the future we intend to formalize our plans with respect to executive compensation as our products are launched and more objective performance criteria become available with which to judge the performance of our executive Management team.  With the intent to increase short-term and long-term stockholder value, we have designed our executive compensation policies and practices to reward our Company’s executives based on:

•

Company performance;

•

Individual performance; and

•

The demonstration of leadership, team building skills and high ethical standards.

We include a significant equity component in our overall compensation to align the long-term interests of our executives with those of our stockholders.  Our executive compensation plan is designed to encourage success of our executives as a team, rather than only as individual contributors, by attaining overall corporate goals.  In setting those goals, we consider the current and anticipated economic conditions in our market place and industry and the performance of other companies in our market place and industry.

Overall, we seek to employ executives that were not only qualified to fulfill the roles of the positions we require at the time of their hire, but who also have prior experience and demonstrated capabilities to function in a far larger and complex entity than where our Company is currently.  We believe it is critical that our executives be able to work in an environment without the support of staff subordinates which usually accompany a larger and more seasoned company.  Further, along with and given the benefit of maintaining continuity within the executive team, we highly desire executives that can adapt to what we hope will be a rapidly growing company.  Our executives must be able to not only fill many roles within their areas of expertise, but also to oversee other areas that may be outside their specialty.  Accordingly, we highly value the trait of adaptability.

In order to attract the type of talented executive we seek, we have found that these individuals value the potential large future rewards that come from long-term compensation arrangements in the form of stock option arrangements over current cash compensation.  Also, given the current early stage nature of our business and the accompanying premium we must place on cash, this allocation of compensation also currently benefits our Company.  Accordingly, we have structured our compensation arrangements accordingly.

Three of the four members of our executive team were founders of Socialwise and have large holdings of our common stock.  By the very nature of their shareholdings in our Company, these executives’ personal financial well-being is closely tied to our Company’s long-term success.  Our Chief Financial Officer was employed after the acquisition of Socialwise.  Therefore we felt it was necessary in order to incentivize him in a similar manner to the other members of the executive team, to make substantial grants of stock options when he joined our Company and at the time we refocused our business in a new direction.  The grants made to Mr. Shultz reflected both our compensation philosophy and the results of negotiations between him and our Board of Directors at the time of the respective grants.

Role and Authority of our Future Compensation Committee

While we currently have no Compensation Committee, as the number of members of our Board of Directors expands with the expansion of our business operations, we intend to institute a Compensation Committee consisting of independent members of our Board. Each member of the Compensation Committee will be required to be a “non-employee director” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and satisfy the independence requirements imposed by the Nasdaq Global Market.  The Compensation Committee will be responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers.

Until the September 24, 2008 appointment of Mark Sandson to our Company’s Board of Directors, our Board of Directors (functioning as our Compensation Committee) consisted of two individuals who were both executive officers of our Company.  Therefore, our executive officers were solely responsible for determining and recommending the amount and form of executive compensation that was paid during fiscal 2008.

Elements of Executive Compensation

Executive compensation consists of the following elements:

•

Base salary;

•

Annual incentive bonuses;

•

Long-term incentives; and

•

Retirement benefits under a 401(k) plan and generally available benefit programs.

Base Salary.  The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his scope of responsibilities, qualifications, experience, prior salary and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on the Company’s business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.

Annual Incentive Bonuses.  Payments under future executive bonus plans that may be instituted will be based on achieving both personal and corporate goals. Personal goals will support our overall corporate goals and, wherever possible, contain quantitative components.  An executive officer’s success or failure in meeting some or all of these personal goals will affect the individual’s bonus amount. Corporate goals will consist of specific financial targets for the Company.  We believe that offering significant potential income in the form of bonuses will allow us to attract and retain executives and to align their interests with those of our shareholders.

Long-Term Incentives.  Our long-term incentives consist of our Company’s Common Stock and stock option awards. The objective of these awards is to align the longer-term interests of our shareholders and our executive officers and to complement incentives tied to annual performance.  We have used stock options as our primary long-term equity incentive vehicle with respect to our Chief Financial Officer who joined our Company after its founding.  The remainder of our executives who are also Company founders are presently incentivized on a long-term basis by way of their shares of Common Stock received at the founding of our Socialwise, Inc. subsidiary (that were subsequently exchanged for shares of our Company’s Common Stock in October 2007).  We have not adopted stock ownership guidelines.

401(k) and Other Benefits.  During the year ended September 30, 2008, our executive officers were eligible to receive certain benefits available to all our employees on the same terms, including medical and dental insurance.  During the year, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation.  Under the 401(k) Plan, all employees are eligible to receive matching contributions from the Company of 100% of employee contributions up to a maximum of 4% of the employees’ salaries, per year.  We do not provide defined benefit pension plans or defined contribution retirement plans to our executives or other employees.  We believe that the 401(k) Plan and medical and dental insurance benefits allow us to remain competitive for employee talent, and we believe that the availability of these benefit programs generally enhances employee productivity and retention.

The Impact of Tax and Accounting Treatments on Elements of Compensation

We have elected to award non-qualified stock options instead of incentive stock options to all grantees of our Company’s stock options, with the exception of one employee that received a grant of 30,000 (as adjusted for our March 12, 2008 3-for-1 stock split) incentive stock options.  All other options or warrants granted to advisors, Directors and consultants were non-qualified options or warrants in order to allow our Company to take advantage of the more favorable tax advantages associated with non-qualified stock options or warrants.

Internal Revenue Code Section 162(m) precludes the Company from deducting certain forms of non-performance-based compensation in excess of $1,000,000 to named executive officers. To date, we have not exceeded the $1,000,000 limit for any executive. However, since stock-based awards comprise a significant portion of total compensation, the Board of Directors has taken appropriate steps to preserve deductibility for such awards in the future, when appropriate.

Our Rationale for Selecting a Particular Event to Trigger Payment under a Change of Control Agreement

Payments or benefits that could currently be made to our executive officers as a result of any change of control of the Company exist as follows:

•

Our Chief Financial Officer Jonathan Shultz’s stock option grants provide that, in case of an Acquisition of the Company (as defined in Section 11(c)(i) of our Company’s 2007 Equity Incentive Plan), all of his stock options then outstanding shall become fully vested; and

•

On August 12, 2008, our Company entered into a change of control agreement with Mr. Shultz that calls for Mr. Shultz to be paid the cash value of 500,000 shares (as adjusted for any splits or combinations) of our Common Stock, or equivalent acquisition consideration, should our Company be acquired (as defined in the agreement) and he is in our Company’s employ on the date of the closing of the transaction.

We adopted these agreements with Mr. Shultz with defined trigger events for such compensation upon a termination following, or as a result of a change of control, in order to provide incentives for him to work for, instead of against, changes of control of the Company that align with our shareholders’ interests.  We do not believe similar agreements are necessary for our other members of management due to their significant existing ownership of Company common stock.

The amount of compensation for which Mr. Shultz would be eligible upon the Company’s acquisition, and in the event he remains employed with our Company on the date of the closing of the acquisition, would be the per share price for which the Company was acquired multiplied by 500,000.  No other compensation or benefits would be due to Mr. Shultz based on agreements currently in place between him and our Company.  Mr. Shultz is the only executive with a change of control agreement as he is the only executive officer that does not have substantial holdings of our common stock as a result of being a Company founder.

The Level of Salary and Bonus in Proportion to Total Compensation

Because of the commonality of interests among our executives and our shareholders in achieving the sustained, long-term growth of the value of our stock, we seek to keep cash compensation in line with market conditions and, if justified by the Company’s financial performance, place emphasis on the ownership of Company stock and use of stock options as a means of obtaining significantly better than average compensation.  Our efforts to keep cash compensation in line with market conditions to date have been informal and based primarily on discussions with business colleagues in the local marketplace and the review of widely available comparative salary data.  We also based our conclusions that our cash compensation was in line with market conditions based on our executives’ prior employment histories with other similar sized companies, in similar responsible positions.  We have not engaged in a practice of formal benchmarking of our executive compensation, but expect to formalize our compensation practices in the future should we be successful in growing our business.  Part of such formalization may take the form of benchmarking.  Because of the significant equity stake or equity incentives that our executives maintain in our Company, we believe their cash compensation and benefits received are modest in comparison to similar sized public companies.  We have not engaged the services of compensation consultants but may do so in the future.

Other Compensation

We intend to continue to maintain our current benefits for our executives, including medical and dental insurance coverage and the ability to contribute to a 401(k) retirement plan; however, our Board of Directors may in its discretion revise, amend or add to the executive’s benefits if it deems it advisable. The benefits currently available to the executives are also available to our other employees.

Executive Compensation

Through the year ended September 30, 2007, our Company operated under severe shortages of cash.  The shortages were due in part to our Company’s poor operating results and in part to its lack of sufficient capital.  Due to the shortage of cash and lack of revenue, our Company’s management that was in place through our October 16, 2007 acquisition of Socialwise, Inc., elected to forego nearly all forms of compensation, with the exception of participation in the medical plans available to all employees.  The current management of the Company does not have any other knowledge of the compensation policies or decisions regarding the named executive officers for the last completed fiscal year ending September 30, 2007.

In March and April 2008, our Company operated under similar shortages of cash.  During those months, our executives elected to defer a significant portion of their compensation.  This deferred compensation remains a liability of our Company at September 30, 2008.

The following table summarizes the compensation to our current and former named executive officers and Directors of our Company for the last two fiscal years ending September 30, 2008 and 2007.  Mr. Ligi and Mr. LaVorgna resigned effective as of the October 16, 2007 in connection with the acquisition of Socialwise, Inc.  Our current executive officers are employed by our Company’s subsidiary, Socialwise, Inc.

SUMMARY COMPENSATION TABLE

Change in

Pension

Value and

Non-Qual.

Deferred

Stock

Option

Non-equity

Compens.

All Other

Salary

Bonus

Awards

Awards

Incentive

Earnings

 Compensation(1)(6)

Total

Position

Year

($)(5)

($)

($)(2)

($)(3)

Comp ($)

($)

($)

($)

James Collas

2008

186,458

0

0

0

0

0

16,667

203,125

President/Chief Executive Officer/Director

Chris Nicolaidis

2008

149,167

0

0

0

0

0

13,333

162,500

Vice President Business Development/Secretary/Director

Jonathan Shultz (4)

2008

132,500

0

0

465,932

0

0

13,333

611,765

Chief Financial Officer/Treasurer

Allan Ligi

2007

0

0

0

0

0

0

0

0

President/Director

Dennis LaVorgna

2007

0

0

0

0

0

0

0

0

CFO/Director

(1)

As of September 30, 2007, the Company made group life, health, hospitalization and medical plans available for its employees. The Company had no pension plans or plans or agreements which provided compensation on the event of termination of employment or a Company change in control.

(2)

Amounts do not include shares of Common Stock granted to Messrs. Collas and Nicolaidis in Socialwise, Inc. on April 3, 2007.  These shares of Common Stock were later exchanged for an equal number of shares of our Company’s Common Stock simultaneous with the acquisition of Socialwise, Inc. by our Company on October 16, 2008.

(3)

Refer to “Share-based Payments,” in the Notes to Consolidated Financial Statements to be included in the Annual Report on Form 10-K for the relevant assumptions used to determine the valuation of our option awards.

(4)

Mr. Shultz was appointed our Company’s Chief Financial Officer and Treasurer on November 13, 2007.

(5)

Amounts do not include the portion of salaries for the months of March and April 2008 that was deferred by Messrs. Collas, Nicolaidis and Shultz and remains a liability of our Company at September 30, 2008.

(6)

Includes the portion of salaries for the months of March and April 2008 that was deferred by Messrs. Collas, Nicolaidis and Shultz and remaining unpaid at September 30, 2008.

The above amounts with respect to compensation from option awards equaled the amounts that were recognized as compensation expense in our financial statements for the year ended September 30, 2008.  The amounts were calculated in accordance with Statement of Financial Accounting Standards No. 123R.

Outstanding Equity Awards at September 30, 2008

Only one of our executive officers and one of our directors has outstanding equity awards through the date of this Proxy Statement.  Information as of the fiscal year ended September 30, 2008, including the value of the stock awards, with respect to our Company’s Chief Financial Officer Jonathan Shultz is as follows:

November 13, 2007 grant:

Number of securities underlying unexercised options exercisable:

522,500

Number of securities underlying unexercised options unexercisable:

617,500

Option exercise price:

$0.95

Option expiration date:

November 13, 2012

May 22, 2008 grant:

Number of securities underlying unexercised options exercisable:

387,500

Number of securities underlying unexercised options unexercisable:

1,472,500

Option exercise price:

$0.74

Option expiration date:

May 22, 2013

Shares for the respective grants vest 1/24 upon the grant date and then 1/24 each month until fully vested.

Information as of the fiscal year ended September 30, 2008, including the value of the stock award, with respect to our outside director, Mark Sandson, is as follows:

September 24, 2008 warrant issuance:

Number of securities underlying unexercised warrants exercisable:

8,337

Number of securities underlying unexercised warrants unexercisable:

   91,663

Warrant exercise price:

       $2.45

Warrant expiration date:

September 24, 2008

No options or warrants have been exercised by any of the grantees through the date of this Proxy Statement.

None of our directors, executives or employees participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by our Company.  None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by our Company.

Director Compensation

Two of our current directors, Mr. James Collas and Mr. Chris Nicolaidis, are both employees of the Company and are not compensated in their capacity as directors.  Our one outside director Mr. Sandson received warrants to purchase 100,000 shares of our Common Stock at $2.45 per share.

On August 12, 2008, our Company entered into a change of control agreement with Jonathan Shultz, our Chief Financial Officer.  The agreement calls for Mr. Shultz to be paid the cash value of 500,000 shares (as adjusted for any splits or combinations) of our common stock, or equivalent acquisition consideration, should our Company be acquired (as defined in the agreement) and he is in our Company’s employ on the date of the closing of the transaction.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Related Party Transactions.  Our Company closely reviews transactions between the Company and persons or entities considered to be related parties (collectively “related parties”).  Our Company considers entities to be related parties where an executive officer, director or a 5% or more beneficial owner of our common stock (or an immediate family member of these persons)

has a direct or indirect material interest.  Transactions of this nature require the approval of our management and our Board of Directors.  We believe such transactions were at terms comparable to those we could have obtained from unaffiliated third parties.

Prior to our acquisition of Socialwise, Inc., our Company had more informal procedures in connection with the identification and approval of related party transactions.  We believe however that our Company’s current and prior management correctly identified and disclosed all material related party transactions in our financial statements.   Since October 1, 2005, we have not had any transactions in which any of our related parties had or will have a direct or indirect material interest, nor are any such transactions currently proposed, except as noted below.

From inception through 2004, funds were advanced from Allan Ligi, a former officer and director and current shareholder of our Company, to finance Company operations. Effective October 29, 1999, a note was generated for the amount of $725,000 plus interest at 7.75%, to be paid in monthly installments over a period of ten years. As of September 30, 2007, the balance due on this note was $675,955. Due to the Company's financial limitations, Mr. Ligi agreed to not accrue interest on the outstanding note effective October 1, 2001. As of October 16, 2007 and in connection with the sale of VOS Systems to Mr. Ligi as discussed in “Description of Business” above, this obligation was effectively extinguished with Mr. Ligi’s assumption of the liabilities of VOS Systems and certain liabilities of the Company.

In January 2006, the Company entered into an agreement with Circulation Marketing Systems, Inc. (“CMS”), a private company which is owned by Mr. Ligi. The agreement provided that our Company would fund the initial setup of CMS in exchange for 10% of CMS’ profits over five years.  Our Company carried a receivable of $30,704 from our contributions to the setup of CMS, however, due to CMS’ lack of commercial success and ultimate inability to repay us, this amount was written off as of September 30, 2006.  The agreement was terminated in writing as of October 9, 2007.

As of September 30, 2007 and 2006, additional related party indebtedness included an unsecured promissory note that accrued interest at 10% per annum to Auto Body Excellence, a company owned by a Mr. Ligi in the amount of $107,813 and $40,013, respectively and an unsecured promissory note that accrues interest at 10% per annum, to Mr. Arnold Ligi (a former director) in the amount of $50,000 at both September 30, 2007 and 2006, each of which were assumed by Allan Ligi as of October 16, 2007 in connection with the sale of VOS Systems.

In April 2007, Collas Holdings, LLC loaned Socialwise, Inc. $8,000 pursuant to the terms of a Promissory Note dated May 2007.  Collas Holdings, LLC is wholly-owned by James Collas, our CEO, director and principal shareholder.  The principal amount under the promissory note accrued interest at 5% and $8,186.67 of principal and accrued interest was repaid in full on July 11, 2007.

In October 2007, we purchased marketing data with a total cost of $12,000 from a company which formerly employed our Chief Executive Officer and our Vice President of Business Development.

Parent Companies.  We do not have a parent company.

Director Independence.  Neither Mr. Collas nor Mr. Nicolaidis is considered to be an independent director under the NASDAQ listing standards.  The Board has determined that Mr. Sandson is an independent director under the NASDAQ listing standards.  Our entire Board also serves as the audit committee of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 12, 2008, we had 39,766,580 shares of common stock and 12,000 shares of Series A Cumulative Convertible Preferred stock (the “Series A Preferred Stock”) issued and outstanding.  The Series A Preferred stock is convertible into 3,636,364 shares of our Company’s Common Stock.  Options and warrants exercisable as of (or within sixty days of) November 12, 2008 total 4,147,593.  In determining the percentage of shares beneficially owned, we have used the sum of these common stock amounts or 47,550,537 shares as the total common stock in order to determine the percentage of class beneficially owned on the table below.  The following table sets forth as of November 12, 2008, information regarding the beneficial ownership of our common stock with respect to (i) our officers and directors; (ii) by all directors and executive officers as a group; and (iii) all persons which the Company, pursuant to filings with the Securities and Exchange Commission (the “SEC”) and our stock transfer record by each person or group known by our management to own more than 5% of the outstanding shares of our common stock.  Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within sixty (60) days, such as our Series A Preferred stock, warrants or options to purchase shares of our common stock. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below subject to applicable community property law.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned (7)
Officers and Directors
James Collas (5)	8,839,473	18.6%
Chris Nicolaidis (6)	5,250,114	11.0%
Jonathan Shultz (2)	1,285,000	2.7%
Mark Sandson (9)	283,335	0.6%
All directors and executive officers as a group (4 persons)	15,657,922	32.9%

5% Stockholders
Robert Wheat (3)	2,835,128	6.0%
8875 Towne Centre Drive, Suite 105, San Diego, California, 92122
Jeffrey Hall	2,447,913	5.1%
Whalehaven Capital Fund Limited (4) (8)	3,522,728	7.4%
560 Sylvan Avenue, Englewood Cliffs, NJ, 07632

(1)  Unless otherwise noted, the address is c/o IdeaEdge, Inc. 6440 Lusk Blvd., Suite 200, San Diego California 92121.

(2)  Includes 250,000 options which are exercisable within sixty (60) days of November 12, 2008.

(3)  Mr. Wheat’s holdings include the holdings of Sano Holdings, Inc. and SPN Investments, Inc., in each of which entities, Mr. Wheat is the sole shareholder.  Amounts do not include 136,528 and 63,472 shares (200,000 shares total) of Common Stock to be transferred in the future by Messrs. Collas and Nicolaidis to SPN Investments, Inc. under the terms of the Finder Agreement dated August 12, 2008.

(4)  Includes 5,000 shares of Series A Preferred Stock which is convertible into 1,515,152 shares of Common Stock and 833,333 shares of Common Stock.  Amounts shown above are on an as-converted basis for the Series A Preferred Stock.  Amounts include warrants to purchase 757,576 and 416,667 shares of common stock with exercise prices of $0.50 and $0.60 per share, respectively and immediately exercisable.

(5)  Includes 136,528 shares of common stock required to be transferred to SPN, Inc. in the future under the Finder Agreement dated August 12, 2008.

(6)  Includes 63,472 shares of common stock required to be transferred to SPN Investments, Inc. in the future under the Finder Agreement dated August 12, 2008.

(7) Percentage of Class Beneficially Owned includes Series A Preferred Stock on an as-converted basis for a total of 43,402,944 shares of Common Stock.

(8)  The natural persons that have the ultimate voting or investment control over the shares held by Whalehaven Capital Fund Limited are Arthur Jones and Trevor Williams, Directors.

(9)  Includes 16,674 options which are exercisable within sixty (60) days of November 12, 2008.

INTEREST OF CERTAIN PERSONS IN MATTERS IN MATTERS TO BE ACTED UPON

Mr. Shultz has been the Chief Financial Officer and Treasurer of the Company since November 2007. Mr. Shultz has been awarded options under the Company's 2007 Equity Incentive Plan and Plan amendments as described above.  The Plan amendments are the subject of Proposal 2 in this Proxy Statement. Under the terms of the Plan, if the Plan amendments are not approved by the shareholders of the Company within 12 months from the date the Plan amendments were adopted by the Board, the options granted to Mr. Shultz under the amendments may not be exercised.

OTHER MATTERS

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all proposals included herein. The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specifications so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

By Order of the Board of Directors

/s/James P. Collas
James P. Collas
November 12, 2008	Chairman of the Board of Directors

IDEAEDGE, INC.

PROXY FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

December 19, 2008

The undersigned hereby appoints James P. Collas and Chris A. Nicolaidis or any of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of IdeaEdge, Inc. (the "Company"), to be held on December 19, 2008 at 10 a.m., local time, at 6440 Lusk Blvd., Suite 200, San Diego, California, or any adjournments thereof, and to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR (I) THE ELECTION OF DIRECTORS; (II) THE APPROVAL OF THE PLAN AMDENDMENTS; (III) THE COMPANY NAME CHANGE TO SOCIALWISE, INC.; (IV) THE ELIMINTION OF THE RIGHT FOR CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS; AND (V) THE RATIFICATION OF COMPANY’S INDEPENDENT AUDITORS.

Proposal 1:

The election of the following three individuals to our Board of Directors, to hold the office during the ensuing year or until their respective successors are elected and qualified:

James P. Collas

Chris A. Nicolaidis

Mark L. Sandson

⃞	FOR all nominees listed above (except as marked to the contrary)

⃞	WITHHOLD AUTHORITY to vote for all nominees listed above. A shareholder may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of such nominee.

Proposal 2:

The approval of amendments to the Company’s 2007 Stock Option Plan (the “Plan”) to increase the number of authorized shares of stock issuable under the Plan:

ྑ	FOR
ྑ	AGAINST
ྑ	ABSTAIN

Proposal 3:

The approval of an amendment to our Amended and Restated Articles of Incorporation to change our corporate name from IdeaEdge, Inc. to Socialwise, Inc.:

ྑ	FOR
ྑ	AGAINST
ྑ	ABSTAIN

Proposal 4:

The approval of an amendment to our Amended and Restated Articles of Incorporation and bylaws to provide that cumulative voting shall not be allowed in the election of directors:

ྑ	FOR
ྑ	AGAINST
ྑ	ABSTAIN

Proposal 5:

The ratification of the Company’s selection of BDO Seidman, LLP as the auditors for our Company for the year ended September 30, 2008:

ྑ	FOR
ྑ	AGAINST
ྑ	ABSTAIN

In his discretion, either Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

__________________________________

Signature            Date

Title:

__________________________________

Signature            Date

Title:

I (we) will ⃞will not ⃞ attend the Annual Meeting in person.